Exhibit 99.1

ITEM 7-CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing of HomeLife Inc.'s (the "Company") Quarterly Report on Form 10-Q for the period ending February 28, 2003 with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew Cimerman, the President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Andrew Cimerman
                                        -----------------------------------
                                        Andrew Cimerman
                                        President and
                                        Chief Executive Officer
Date:  May 20, 2003


               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing of HomeLife Inc.'s (the "Company") Quarterly Report on Form 10-Q for the period ending February 28, 2003 , with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marie
M. May, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Marie M. May
                                        --------------------------
                                        Marie M. May
                                        Chief Financial Officer
Date:  May 20, 2003